UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
November 28, 2007 (November 27, 2007)
Commission file number: 001-12719
GOODRICH PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	76-0466193
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
808 Travis Street, Suite 1320
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): (713) 780-9494
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     Goodrich Petroleum Corporation (the “Company”) issued a press release on November 27, 2007 announcing that the Company has engaged BNP Paribas (“BNPP”), the Company’s senior lending agent, to syndicate on a best efforts basis up to $100 million under a proposed senior second lien term loan facility (the “Term Loan Facility”). A copy of the Company’s press release announcing the terms and conditions of the Term Loan Facility is attached as Exhibit 99.1 to this current report on Form 8-K.
     In accordance with General Instruction B.2 of Form 8-K, the information in the Report and the exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release issued November 27, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION
(Registrant)

	By:	/s/ David R. Looney

David R. Looney
Executive Vice President & Chief Financial Officer

Dated: November 28, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued November 27, 2007.